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                                                                  Execution Copy


                                   FIRST AMENDMENT
                                       TO THE
                                 SERVICING AGREEMENT

         THIS FIRST AMENDMENT TO THE SERVICING AGREEMENT dated as of August 4, 1997 (this "Amendment"), among ARCADIA RECEIVABLES CONDUIT CORP. (the "Issuer"), ARCADIA RECEIVABLES FINANCE CORP. (formerly known as Olympic Receivables Finance Corp.), as Seller (the "Seller"), ARCADIA FINANCIAL LTD. (formerly known as Olympic Financial Ltd.), in its individual capacity and as Servicer (in its individual capacity, "AFL"; in its capacity as Servicer, the "Servicer"), and BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, a national banking association, in its capacity as Agent (in such capacity as administrator for Receivables Capital Corporation and as agent for certain liquidity purchasers, the "Agent").

         WHEREAS, the parties hereto wish to amend the Servicing Agreement, dated as of December 3, 1996 (the "Servicing Agreement"), among the Issuer, the Agent, the Seller, AFL, the Servicer and the Backup Servicer as provided herein;

         NOW, THEREFORE, in consideration of the premises and the agreements contained herein, the parties hereto agree as follows:

         SECTION 1. AMENDMENT OF SECTION 1.1. Section 1.1 of the Servicing Agreement shall be amended by deleting the current definition of "Basic Servicing Fee Rate" and substituting in its place the following:

         BASIC SERVICING FEE RATE: 1.30% per annum, payable monthly at one-twelfth of the annual rate.

         SECTION 2. AMENDMENT TO SECTION 2.10(b). Section 2.10(b) of the Servicing Agreement is hereby deleted in its entirety and amended to read as follows:

         (b) The Servicer shall deliver to the Issuer, the Agent, the Indenture Trustee, the Backup Servicer, the Security Insurer, the Collateral Agent and each Rating Agency, promptly after having obtained knowledge thereof, but in no event later than two Business Days thereafter, written notice in an officer's certificate of any event which with the giving of notice or lapse of time, or both, would become a Servicer Termination Event under Section 5.1(a). The Seller or the Servicer shall deliver to the Issuer, the Agent, the Indenture Trustee, the Backup Servicer, the Security Insurer, the Collateral Agent, each Rating Agency and the Servicer or the Seller (as applicable) promptly after

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having obtained knowledge thereof, but in no event later than two Business Days thereafter, written notice in an officer's certificate of any event which with the giving of notice or lapse of time, or both, would become a Servicer Termination Event under any other clause of Section 5.1.

         SECTION 3. AMENDMENT TO SECTION 3.1. Section 3.1 of the Servicing Agreement shall be amended by adding the following Section 3.1(h) to the end of
Section 3.1:

         (h) The Seller may at any time deposit into the Collection Account the positive difference, if any, between the Spread Account Minimum Amount (as defined in the Insurance Agreement) and the amount on deposit in the Warehousing Series Spread Account. The Seller shall provide the Rating Agencies prior written notice of any loans it shall receive from AFL in order to make a deposit in respect of any such deficiency in the Warehousing Series Spread Account. Any such amount deposited in the Collection Account pursuant to this Section 3.1(h) shall not be deemed to be amounts on deposit in the Collection Account for any other purposes of this Agreement, the Indenture or the Repurchase Agreement other than for purpose of Section 3.10(c).

         SECTION 4. AMENDMENT TO SECTION 3.10. Section 3.10 of the Servicing Agreement shall be amended by adding the following Section 3.10(c) to the end of
Section 3.10:

         (c) On the date of any deposit into the Collection Account made pursuant to Section 3.1(h), the Servicer shall instruct the Indenture Trustee to withdraw from the Collection Account and deposit to the Spread Account the amount deposited into the Collection Account pursuant to Section 3.1(h), and upon such instruction the Indenture Trustee shall withdraw such amount from the Collection Account and initiate a wire transfer in such account to the Spread Account.

         SECTION 5. REPRESENTATIONS AND WARRANTIES. Each of the Issuer, the Seller, AFL and the Servicer represents and warrants that as of the effective date of this Amendment no Event of Default has occurred under the Repurchase Agreement or the Insurance Agreement and no Servicer Termination Event has occurred under the Servicing Agreement, and to the best of each of the Issuer, the Seller, AFL and the Servicer's knowledge there is no set of circumstances existing that with the passage of time, would constitute such an Event of Default or Servicer Termination Event.

         SECTION 6. EFFECTIVENESS. The amendments provided for by this Amendment shall become effective upon receipt by the Administrative Agent, in form and substance satisfactory to the Administrative Agent, of (i) this Amendment duly executed and delivered by each of the parties hereto and the Backup Servicer, the Indenture Trustee, the Collateral Agent, the Security Insurer and the Note Majority, (ii) an opinion of counsel to Arcadia, dated the date hereof, addressed to the Agent and the Security


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Insurer, covering such matters as the Agent may reasonably request and (iii) the amendments to the Repurchase Agreement and the Insurance Agreement duly executed and delivered by each of the parties thereto.

         SECTION 7. SERVICING AGREEMENT IN FULL FORCE AND EFFECT AS AMENDED. Except as specifically amended hereby, all of the terms and conditions of the Servicing Agreement shall remain in full force and effect and, except as expressly provided herein, the effectiveness of this Amendment shall not operate as, or constitute a waiver or modification of, any right, power or remedy of any party to the Servicing Agreement. All references to the Servicing Agreement in any other document or instrument shall be deemed to mean the Servicing Agreement as amended by this Amendment. This Amendment shall not constitute a novation of the Servicing Agreement, but shall constitute an amendment thereof.

         SECTION 8. COUNTERPARTS. This Amendment may be executed in any number of counterparts and by separate parties hereto on separate counterparts, each of which when executed shall be deemed an original, but all such counterparts taken together shall constitute one and the same instrument.

         SECTION 9. GOVERNING LAW. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS.

         SECTION 10. DEFINED TERMS. Capitalized terms used herein and not otherwise defined shall have the meaning assigned to such terms in the Servicing Agreement.


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         IN WITNESS WHEREOF, the Issuer, the Agent, the Seller, AFL and the
Servicer have caused this First Amendment to Servicing Agreement to be duly executed by their respective officers as of the day and year first above written.

                                  ISSUER:

                                  ARCADIA RECEIVABLES CONDUIT CORP.


                                  By  /s/ John Witham
                                     -----------------------------------------
                                       Name:   John Witham
                                       Title:  EVP CFO

                                  SELLER:

                                  ARCADIA RECEIVABLES FINANCE CORP.


                                  By  /s/ John Witham
                                     -----------------------------------------
                                       Name:   John Witham
                                       Title:  EVP CFO

                                  ARCADIA FINANCIAL LTD.,
                                  in its individual capacity and as
                                  Servicer


                                  By   /s/ Mike Sherman
                                     -----------------------------------------
                                       Name:   Mike Sherman
                                       Title:  VP Treasurer

                                  BANK OF AMERICA NATIONAL TRUST
                                    AND SAVINGS ASSOCIATION,
                                  as Agent


                                  By    /s/ Erik G. Ford
                                     -----------------------------------------
                                       Name:   Erik G. Ford
                                       Title:  as Attorney-in-Fact

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Acknowledged and Accepted:

NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION, not in its individual capacity but as Indenture Trustee, Backup Servicer and
Collateral Agent,


By    /s/ John C. Weidner
   -------------------------------------
    Name:   John C. Weidner
    Title:  Corporate Trust Officer


FINANCIAL SECURITY ASSURANCE INC.

By:  /s/ Russell B. Brewer II
   -------------------------------------
    Name:  Russell B. Brewer II
    Title:  Managing Director

RECEIVABLES CAPITAL CORPORATION
as sole Noteholder

By:  /s/ Stewart L. Cutler
   -------------------------------------
    Name:  Stewart L. Cutler
    Title: Vice President